UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2013

Weatherford International Ltd.
(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4-6 Rue Jean-François Bartholoni
1204 Geneva
Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +41-22-816-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 18, 2013, we issued a press release announcing certain information with respect to our upcoming annual meeting on June 20, 2013, as required by the listing rules of the SIX Swiss Exchange and Euronext Paris, including the agenda of such meeting and our nominees for directors to be elected at such meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

99.1	Press Release of Weatherford International Ltd. dated April 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

By:	/s/ JOSEPH C. HENRY
Name:	Joseph C. Henry
Title:	Senior Vice President and Co-General Counsel

April 18, 2013

INDEX TO EXHIBITS

99.1	Press Release of Weatherford International Ltd. dated April 18, 2013.

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                      News Release

WEATHERFORD ANNOUNCES DIRECTOR NOMINEES
AND ANNUAL MEETING AGENDA

Geneva, Switzerland, April 18, 2013 – Weatherford International Ltd. (NYSE / Euronext Paris / SIX: WFT) today announces its director nominees for 2013 and informs its shareholders of the agenda for the 2013 Annual General Meeting.

Weatherford has nominated two new directors this year: Mr. John D. Gass and Mr. Francis S. Kalman.  Mr. Gass is a retired Vice President of Chevron Corporation, having spent 38 years in positions of increasing responsibility at Chevron in engineering, operations and executive management.  Mr. Kalman  is retired from McDermott International, where he served as Executive Vice President and Chief Financial Officer.  He formerly served as an executive and as a chief financial officer of several other companies and has served on several corporate boards, including chairing the audit committee.  If elected, Mr. Kalman will serve as Vice Chairman of Weatherford's Audit Committee.

Weatherford's current directors also will be nominated for reelection, except for Dr. Samuel W. Bodman, III, who is retiring and has declined to stand for reelection for personal reasons.  Weatherford expresses its deep gratitude to Dr. Bodman for his service to the company.

Weatherford's 2013 Annual General Meeting will be held on June 20, 2013 at 9:00 a.m. at the Mandarin Oriental Hotel, Quai Turrettini 1, 1201 Geneva, Switzerland, for the following purposes:

  Approve the 2012 Annual Report, the Consolidated Financial Statements for fiscal year 2012 and the Statutory Financial Statements of Weatherford International Ltd. for fiscal year 2012.
  Discharge the Board of Directors and executive officers from liability under Swiss law for the year ended December 31, 2012.
  Elect the following nominees as directors to hold office until the 2014 Annual General Meeting:  Dr. Bernard J. Duroc-Danner, Mr. Nicholas F. Brady, Mr. David J. Butters, Mr. John D. Gass, Mr. Francis S. Kalman, Mr. William E. Macaulay, Mr. Robert K. Moses, Jr., Dr. Guillermo Ortiz, Sir Emyr Jones Parry and Mr. Robert A. Rayne.
  Ratify the appointment of KPMG LLP as Weatherford International Ltd.'s independent registered public accounting firm and elect KPMG AG as Weatherford International Ltd.'s statutory auditor for the year ending December 31, 2013.
  Approve amendments to Weatherford International Ltd.'s Articles of Association to authorize issuable authorized share capital in an amount equal to 18.22 % of current stated capital and grant an authorization of the Board of Directors to issue shares from authorized share capital for the period from June 20, 2013 to June 20, 2015.
  Adopt an advisory resolution approving the compensation of the named executive officers.
  Any other matters that may properly come before the meeting.

Weatherford International Ltd. has established the close of business on May 30, 2013 as the record date for determining the registered shareholders entitled to attend, vote or grant proxies to vote at the meeting or any adjournments or postponements of the meeting.

Additional Information and Where to Find It

Weatherford International Ltd. has filed with the U.S. Securities and Exchange Commission ("SEC") a preliminary version of the proxy statement for its upcoming 2013 Annual General Meeting. The document is subject to review by the SEC and is expected to be final later in the month.  The document includes additional information about Weatherford, its corporate governance, executive compensation, and other matters pertaining to the meeting, and is subject to change until a definitive proxy statement is filed with the SEC. Investors are urged to read Weatherford's proxy statement carefully (including in definitive form when it is available) as it contains important information.

Weatherford makes available free of charge on its website, its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, reports filed pursuant to Section 16 of the U.S. Securities Exchange Act of 1934 and amendments to those reports filed with or furnished to the SEC as soon as reasonably practicable after Weatherford electronically files these documents with, or furnishes them to, the SEC.

Copies of Weatherford's proxy statement for its upcoming 2013 Annual General Meeting and the documents filed with or furnished to the SEC are or will be available for free through the website maintained by the SEC at  www.sec.gov or on Weatherford International Ltd.'s website at www.weatherford.com — under "Investor Relations".  The same will be true for documents necessary to vote shares, when available. These materials may also be obtained by calling Weatherford International Ltd.'s toll phone line at: +1 (713) 836-4000 or without charge by calling or upon written request to:

  Weatherford International Ltd.
 Investor Relations
 4-6 Rue Jean-Francois Bartholoni
 1204 Geneva, Switzerland

Contacts:         John H. Briscoe                                                                                 +1.713.836.4610
Senior Vice President and Chief Financial Officer

Karen David-Green                                     +1.713.836.7430
Vice President – Investor Relations

Participants in the Solicitation

Weatherford International Ltd. and its directors, executive officers and certain other members of management and employees, as well as Phoenix Advisory Services, as proxy solicitor, and Mr. Gass and Mr. Kalman, as director nominees, may be deemed to be participants in the solicitation of proxies in respect of the proposed matters to be voted upon at Weatherford International Ltd.'s 2013 Annual General Meeting of the Shareholders. Information about the directors and executive officers of Weatherford International Ltd. who may, under the rules of the SEC, be considered participants in the solicitation, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of Weatherford International Ltd.'s shareholders generally, may be found in the preliminary proxy statement for Weatherford's 2013 Annual General Meeting of Shareholders, filed with the SEC on April 18, 2013 and other relevant materials filed, or to be filed, with the SEC, including the definitive proxy statement when available. Such filings may be found on the websites listed above or by contacting the company as noted above.